UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2022

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Peachtree Street, Suite 629 Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2022, in connection with the consummation by American Virtual Cloud Technologies, Inc. (the “Company”) of the sale (the “Asset Sale”) of substantially all of the assets of the Company’s subsidiaries comprising the Company’s Computex business (collectively, the “Purchased Assets”) to Calian Corp. (the “Buyer”), as described in Item 2.01 of this Current Report on Form 8-K, certain direct and indirect subsidiaries of the Company (collectively, the “Subject Subsidiaries”) entered into a Restrictive Covenant Agreement (the “Restrictive Covenant Agreement”) with the Buyer, pursuant to which the Subject Subsidiaries agreed not to engage in their current lines of business, including (1) developing, marketing, reselling and licensing data centers solutions, enterprise networking and integration services, and (2) cloud and managed services and cybersecurity services, for a period of four years following the date of the Restrictive Covenant Agreement. The Companies have also agreed to certain other customary employee and customer non-solicitation covenants.

The foregoing description of the Restrictive Covenant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Restrictive Covenant Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 15, 2022, the Company completed the Asset Sale and sold the Purchased Assets to the Buyer pursuant to the terms of the Asset Purchase Agreement, dated January 26, 2022 (the “Purchase Agreement”), among the Company, the Subject Subsidiaries and the Buyer. As consideration for the Purchased Assets, Buyer paid a purchase price of approximately $34 million, after giving effect to an adjustment for estimated net working capital of the Computex as of the closing, and is subject to further adjustment in the future based on actual net working capital, indebtedness and certain other matters as of the closing. Under the terms of the Purchase Agreement, the Company retained certain specified assets, including cash. The Company will retain the assets comprising its Kandy Business, which it intends to continue to operate, as described in the Company’s definitive proxy statement filed on February 14, 2022.

The foregoing description of the Asset Purchase Agreement and the Asset Sale does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2022 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the special meeting of stockholders of the Company held on March 14, 2022 (the “Special Meeting”), the Company’s stockholders approved proposals to (1) authorize and approve the Purchase Agreement, the Asset Sale and the other transactions contemplated by the Purchase Agreement (the “Asset Sale Proposal”), (2) approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of common stock of the Company (the “Common Stock”) upon exercise of the warrants issued by the Company pursuant to the terms of a Securities Purchase Agreement, dated as of November 2, 2021, as amended by that certain Amendment and Waiver dated as of December 2, 2021, in an amount equal to 20% or more of the Common Stock outstanding (“Nasdaq Proposal I”) and (3) approve, for purposes of complying with the Nasdaq Listing Rules, the issuance of shares of Common Stock upon exercise of warrants without giving effect to any cap on the number of shares issuable upon exercise thereof, issued by the Company pursuant to the terms of a Subscription Agreement, dated as of December 2, 2021 (“Nasdaq Proposal II”) . The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1: Approval of the Asset Sale Proposal.

Votes For	Votes Against	Abstentions
47,888,262	247,002	13,285

PROPOSAL 2: Approval of Nasdaq Proposal I.

Votes For	Votes Against	Abstentions
47,646,437	426,044	76,068

PROPOSAL 3: Approval of Nasdaq Proposal II.

Votes For	Votes Against	Abstentions
47,596,551	473,925	78,073

Item 8.01. Other Events.

On March 16, 2022, the Company issued a press release in which it announced that it completed the Asset Sale pursuant to the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a)	Pro Forma Financial Information.

The Company’s unaudited pro forma condensed financial information as of and for the nine months ended September 30, 2021 and for the successor period ended December 31, 2020 included in the Company’s definitive proxy statement filed with the SEC on February 14, 2022, beginning on page 27 is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Exhibit
1.1	Asset Purchase Agreement, dated January 26, 2022, among Calian Corp., Computex, Inc., Stratos Management Systems, Inc., First Byte Computers, Inc., eNetSolutions, LLC and American Virtual Cloud Technologies, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 1, 2022).
10.1	Restrictive Covenant Agreement, dated March 15, 2022, among Calian Corp., Computex, Inc., Stratos Management Systems, Inc., First Byte Computers, Inc. and eNetSolutions, LLC
99.1	Press Release, dated March 16, 2022.
99.2	Unaudited pro forma financial information of the Company (incorporated by reference to the Company’s definitive proxy statement filed on February 14, 2022).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

	By:	/s/ Thomas H. King
	Name:	Thomas H. King
	Title:	Chief Financial Officer

Date: March 16, 2022

4